NOTICE OF GRANT OF STOCK OPTIONS
                       AND STOCK OPTION CERTIFICATE

JOHN FOSTER


You have been granted option(s) to buy NovaCare, Inc. stock as follows:

     Non-Qualified Stock Option Grant               600000
     Date of Grant                                05/02/96
     Stock Option Plan                                   6
     Option Price per Share                         $6.875
     Total Number of Shares Granted              1,877,888
     Total Price of Shares Granted          $12,910,480.00

The option(s) will vest according to the following schedules, whichever occurs first:

                    Price - based Vesting Schedule
                  ----------------------------------

When  the  average  closing stockprice  on  the  New  York  Stock
Exchange over 40 consecutive trading days equals or exceeds the price set forth below, the specified increment shall permanently vest.

     Price                  Increment        Expiration Date

     $ 8.00                   20%            May 02, 2003
     $10.00                   20%            May 02, 2003
     $12.00                   20%            May 02, 2003
     $14.00                   20%            May 02, 2003
     $16.00                   20%            May 02, 2003

                    Time - based Vesting Schedule
                   -------------------------------

     Vesting Date           Increment        Expiration Date

     May 16, 1997             20%            May 02, 2003
     May 16, 1998             20%            May 02, 2003
     May 16, 1999             20%            May 02, 2003
     May 16, 2000             20%            May 02, 2003
     May 16, 2001             20%            May 02, 2003

The Chairman's signature below indicates that these option(s) are granted under and governed by the terms and conditions of NovaCare's 6 Stock Option Plan, as amended and the Stock Option
Certificate, which is hereby made a part of this document.

NovaCare, Inc.


/s/  John H. Foster                           January 10, 1997
--------------------                          ------------------
Chairman/CEO                                   Date





                     NOTICE OF GRANT OF STOCK OPTIONS
                       AND STOCK OPTION CERTIFICATE

TIMOTHY FOSTER


You have been granted option(s) to buy NovaCare, Inc. stock as follows:

     Non-Qualified Stock Option Grant               600001
     Date of Grant                                05/02/96
     Stock Option Plan                                   6
     Option Price per Share                        $6.8750
     Total Number of Shares Granted              1,429,414
     Total Price of Shares Granted           $9,827,221.25

The option(s) will vest according to the following schedules, whichever occurs first:

                    Price - based Vesting Schedule
                   --------------------------------

When the average closing stockprice on the New York Stock Exchange over 40 consecutive trading days equals or exceeds the price set forth below, the specified increment shall permanently vest.

     Price                  Increment        Expiration Date

     $ 8.00                   20%            May 02, 2003
     $10.00                   20%            May 02, 2003
     $12.00                   20%            May 02, 2003
     $14.00                   20%            May 02, 2003
     $16.00                   20%            May 02, 2003

                    Time - based Vesting Schedule
                   -------------------------------

     Vesting Date           Increment        Expiration Date

     May 16, 1997             20%            May 16, 2003
     May 16, 1998             20%            May 16, 2003
     May 16, 1999             20%            May 16, 2003
     May 16, 2000             20%            May 16, 2003
     May 16, 2001             20%            May 16, 2003

The Chairman's signature below indicates that these option(s) are granted under and governed by the terms and conditions of NovaCare's 6 Stock Option Plan, as amended and the Stock Option Certificate, which is hereby made a part of this document.

NovaCare, Inc.


/s/ John H. Foster                      January 10, 1997
-------------------                     -----------------
Chairman/CEO                            Date





                     NOTICE OF GRANT OF STOCK OPTIONS
                       AND STOCK OPTION CERTIFICATE

JOHN FOSTER


You have been granted option(s) to buy NovaCare, Inc. stock as follows:

     Non-Qualified Stock Option Grant               600002
     Date of Grant                                05/02/96
     Stock Option Plan                                   6
     Option Price per Share                        $6.8750
     Total Number of Shares Granted                122,112
     Total Price of Shares Granted             $839,520.00

The option(s) will vest according to the following schedules, whichever occurs first:

                    Price - based Vesting Schedule
                   --------------------------------

When the average closing stockprice on the New York Stock Exchange over 40 consecutive trading days equals or exceeds the price set forth below, the specified increment shall permanently vest.

     Price                  Increment        Expiration Date

     $ 8.00                   20%            May 02, 2006
     $10.00                   20%            May 02, 2006
     $12.00                   20%            May 02, 2006
     $14.00                   20%            May 02, 2006
     $16.00                   20%            May 02, 2006

                    Time - based Vesting Schedule
                   -------------------------------

     Vesting Date           Increment        Expiration Date

     May 16, 1997             20%            May 02, 2006
     May 16, 1998             20%            May 02, 2006
     May 16, 1999             20%            May 02, 2006
     May 16, 2000             20%            May 02, 2006
     May 16, 2001             20%            May 02, 2006

The Chairman's signature below indicates that these option(s) are granted under and governed by the terms and conditions of NovaCare's 6 Stock Option Plan, as amended and the Stock Option Certificate, which is hereby made a part of this document.

NovaCare, Inc.


/s/ John H. Foster                 January 10, 1997
-------------------                -----------------
Chairman/CEO                       Date





                     NOTICE OF GRANT OF STOCK OPTIONS
                       AND STOCK OPTION CERTIFICATE

TIMOTHY FOSTER


You have been granted option(s) to buy NovaCare, Inc. stock as follows:

     Non-Qualified Stock Option Grant               600003
     Date of Grant                                05/02/96
     Stock Option Plan                                   6
     Option Price per Share                        $6.8750
     Total Number of Shares Granted                 70,586
     Total Price of Shares Granted             $485,278.75

The option(s) will vest according to the following schedules, whichever occurs first:

                    Price - based Vesting Schedule
                   --------------------------------

When the average closing stockprice on the New York Stock Exchange over 40 consecutive trading days equals or exceeds the price set forth below, the specified increment shall permanently vest.

     Price                  Increment        Expiration Date

     $ 8.00                   20%            May 02, 2006
     $10.00                   20%            May 02, 2006
     $12.00                   20%            May 02, 2006
     $14.00                   20%            May 02, 2006
     $16.00                   20%            May 02, 2006

                    Time - based Vesting Schedule
                   -------------------------------

     Vesting Date           Increment        Expiration Date

     May 16, 1997             20%            May 02, 2006
     May 16, 1998             20%            May 02, 2006
     May 16, 1999             20%            May 02, 2006
     May 16, 2000             20%            May 02, 2006
     May 16, 2001             20%            May 02, 2006

The Chairman's signature below indicates that these option(s) are granted under and governed by the terms and conditions of NovaCare's 6 Stock Option Plan, as amended and the Stock Option Certificate, which is hereby made a part of this document.

NovaCare, Inc.


/s/ John H. Foster                 January 10, 1997
-------------------                -----------------
Chairman/CEO                       Date